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                                                                    EXHIBIT 99.9


                          ASSIGNMENT OF PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer unto:

    PLEASE INSERT SOCIAL
      SECURITY OR OTHER
    IDENTIFYING NUMBER OF
          ASSIGNEE

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                                                                       or order
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the attached Settlement Funding Promissory Note of Handspring, Inc., a Delaware
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Corporation payable to Handspring Facility Company, LLC as payee.
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Dated January 29, 2003               Handspring Facility Company, LLC,
      -----------------------        a Delaware limited liability
                                     company

                                     By:  Handspring, Inc., a Delaware
                                     corporation, its Managing Member

                                          By: /s/ Donna Dubinsky
                                              ----------------------------------
                                          Name: Donna Dubinsky
                                               ---------------------------------
                                          Title: CEO
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THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) ON THE FACE
OF THE PROMISSORY NOTE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT
OR ANY CHANGE.